UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2019

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                          Results of Operations and Financial Condition

The information in Item 7.01 below is incorporated by reference herein.

Item 7.01                          Regulation FD Disclosure

PAR Technology Corporation (the “Company”) on April 9, 2019 announced a proposed private offering of convertible unsecured senior notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), subject to market conditions and other factors.  A copy of the Company’s press release announcing the proposed offering is included in Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In connection with the offering, the Company is disclosing certain information to prospective investors in a preliminary offering memorandum dated April 9, 2019. The Company is disclosing under this Item 7.01 certain information disclosed in the preliminary offering memorandum that supplements or updates certain prior disclosures of the Company, which information (the “Supplemental Information”) is included in Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The Supplemental Information is preliminary and may change based on the completion of our financial closing procedures for the three months ended March 31, 2019. Those procedures have not yet been completed and the estimated revenue information may differ materially from the Company’s actual revenues upon completion of such closing procedures. The estimated revenue information should therefore not be viewed as a substitute for review of full quarterly financial statements, which will be prepared in accordance with U.S. GAAP.  This preliminary revenue information has been prepared by management of the Company, using its reasonable judgment based on currently available information.

In addition, the Supplemental Information also includes updated risk factors relating to the Company from those contained in our Annual Report on Form 10-K for the year ended December 31, 2018.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes nor shall there be any offer, solicitation or sale of the notes in any state in which such offer, solicitation or sale would be unlawful. The notes have not been and will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Caution Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), Section 27A of the Securities Act, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate”, “believe,” “belief,” “continue,” “could”, “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including risks related to whether the Company will consummate the offering of the notes on the expected terms, or at all; the potential impact of market and other general economic conditions; whether the Company will be able to satisfy the conditions required to close any sale of the notes; the anticipated use of the proceeds of the offering and the fact that the Company’s management will have broad discretion in the use of the proceeds from any sale of the notes; delays in new product development and/or product introduction; changes in customer base, or in product and service demands from our customers, particularly as to the two restaurant chain customers and the U.S. Department of Defense, each of which represent a significant portion of our revenue; risks associated with the internal investigation into conduct at our China and Singapore offices, including sanctions and fines that may be imposed by the U.S. Department of Justice, the Securities and Exchange Commission (“SEC”), and other governmental authorities; our need to secure alternative or additional sources of capital, which may be unavailable on acceptable terms, or at all; our ability to execute our business plan and grow our Brink business. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

The Company is furnishing the information in this Current Report on Form 8-K, including the information contained in Item 2.02, this Item 7.01 and Exhibits 99.1 and 99.2 hereto, to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this report (including Exhibit 99.1 and Exhibit 99.2) that is required to be disclosed solely by Regulation FD.

Item 9.01                          Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description of Exhibit

99.1 99.2	Press Release, dated April 9, 2019, announcing proposed offering of convertible senior notes. Supplemental Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

	By:	/s/ Bryan A. Menar
Date: April 9, 2019		Bryan A. Menar
	Title:	Chief Financial and Accounting Officer (Principal Financial Officer)